EX-99.2

iRobot Corporation
Consolidated Statements of Income
(in thousands, except per share amounts)
(unaudited)

	Fiscal Quarter Ended				Fiscal Year Ended
	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	December 29, 2012
Revenue
Product revenue	$91,742	$107,760	$121,174	$97,874	$418,550
Contract revenue	6,065	3,685	5,124	2,820	17,694
Total	97,807	111,445	126,298	100,694	436,244
Cost of Revenue
Product revenue	56,233	57,089	65,852	54,928	234,102
Contract revenue	3,022	1,540	1,970	1,262	7,794
Total	59,255	58,629	67,822	56,190	241,896
Gross Margin	38,552	52,816	58,476	44,504	194,348
Operating Expense
Research and development	14,500	14,182	13,040	15,344	57,066
Selling and marketing	12,333	17,976	11,376	24,727	66,412
General and administrative	11,042	10,022	11,326	13,308	45,698
Total	37,875	42,180	35,742	53,379	169,176
Operating income (loss)	677	10,636	22,734	(8,875)	25,172
Other income (expense), net	220	60	197	(42)	435
Pre-tax income (loss)	897	10,696	22,931	(8,917)	25,607
Income tax expense (benefit)	244	3,321	7,724	(2,979)	8,310
Net income (loss)	$653	$7,375	$15,207	$(5,938)	$17,297

Net income (loss) per common share:
Basic	$0.02	$0.27	$0.55	$(0.21)	$0.63
Diluted	$0.02	$0.26	$0.54	$(0.21)	$0.61

Shares used in per common share calculations:
Basic	27,352	27,522	27,650	27,802	27,577
Diluted	28,283	28,182	28,321	27,802	28,301

Stock-based compensation included in above figures:
Cost of product revenue	$208	$218	$289	$174	$889
Cost of contract revenue	—	—	—	—	—
Research & development	460	446	365	633	1,904
Selling & marketing	237	179	158	234	808
General & administrative	1,608	2,059	1,796	1,919	7,382
Total	$2,513	$2,902	$2,608	$2,960	$10,983

iRobot Corporation
Consolidated Statements of Income
(in thousands, except per share amounts)
(unaudited)

	Fiscal Year Ended
	December 29, 2012	December 31, 2011	January 1, 2011	January 2, 2010
Revenue
Product revenue	$418,550	$426,525	$360,394	$262,199
Contract revenue	17,694	38,975	40,558	36,418
Total	436,244	465,500	400,952	298,617
Cost of Revenue
Product revenue	234,102	240,930	218,237	175,514
Contract revenue	7,794	16,917	18,664	18,561
Total	241,896	257,847	236,901	194,075
Gross Margin	194,348	207,653	164,051	104,542
Operating Expense
Research and development	57,066	60,100	51,185	35,969
Selling and marketing	66,412	50,477	42,778	33,026
General and administrative	45,698	43,753	36,618	30,110
Total	169,176	154,330	130,581	99,105
Operating income	25,172	53,323	33,470	5,437
Other income (expense), net	435	218	504	(81)
Pre-tax income	25,607	53,541	33,974	5,356
Income tax expense	8,310	13,350	8,460	2,026
Net income	$17,297	$40,191	$25,514	$3,330

Net income per common share:
Basic	$0.63	$1.50	$1.00	$0.13
Diluted	$0.61	$1.44	$0.96	$0.13

Shares used in per common share calculations:
Basic	27,577	26,712	25,394	24,998
Diluted	28,301	27,924	26,468	25,640

Stock-based compensation included in above figures:
Cost of product revenue	$889	$1,069	$875	$1,046
Cost of contract revenue	—	—	—	—
Research & development	1,904	1,349	1,607	1,007
Selling & marketing	808	724	1,161	1,410
General & administrative	7,382	5,642	4,522	4,099
Total	$10,983	$8,784	$8,165	$7,562

iRobot Corporation
Segment Information
(in thousands)
(unaudited)

	Fiscal Quarter Ended				Fiscal Year Ended
	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	December 29, 2012
Revenue:
Home Robots	$81,583	$96,013	$96,291	$82,918	$356,805
Defense & Security Robots	14,162	13,223	27,832	15,731	70,948
Other	2,062	2,209	2,175	2,045	8,491
Total	97,807	111,445	126,298	100,694	436,244

Cost of Revenue:
Home Robots	43,208	45,085	45,983	40,480	174,756
Defense & Security Robots	9,901	7,159	14,802	8,606	40,468
Other	6,146	6,385	7,037	7,104	26,672
Total	59,255	58,629	67,822	56,190	241,896

Gross Margin
Home Robots	38,375	50,928	50,308	42,438	182,049
Defense & Security Robots	4,261	6,064	13,030	7,125	30,480
Other	(4,084)	(4,176)	(4,862)	(5,059)	(18,181)
Total	38,552	52,816	58,476	44,504	194,348

Research and development	14,500	14,182	13,040	15,344	57,066
Selling and marketing	12,333	17,976	11,376	24,727	66,412
General and administrative	11,042	10,022	11,326	13,308	45,698
Other income (expense), net	220	60	197	(42)	435

Income befrore income taxes	$897	$10,696	$22,931	$(8,917)	$25,607

iRobot Corporation
Segment Information
(in thousands)
(unaudited)

	Fiscal Year Ended
	December 29, 2012	December 31, 2011	January 1, 2011	January 2, 2010
Revenue:
Home Robots	$356,805	$278,551	$229,348	$165,860
Defense & Security Robots	70,948	175,119	159,889	122,746
Other	8,491	11,830	11,715	10,011
Total	436,244	465,500	400,952	298,617

Cost of Revenue:
Home Robots	174,756	151,299	135,875	111,513
Defense & Security Robots	40,468	81,797	77,177	61,236
Other	26,672	24,751	23,849	21,326
Total	241,896	257,847	236,901	194,075

Gross Margin
Home Robots	182,049	127,252	93,473	54,347
Defense & Security Robots	30,480	93,322	82,712	61,510
Other	(18,181)	(12,921)	(12,134)	(11,315)
Total	194,348	207,653	164,051	104,542

Research and development	57,066	60,100	51,185	35,969
Selling and marketing	66,412	50,477	42,778	33,026
General and administrative	45,698	43,753	36,618	30,110
Other income (expense), net	435	218	504	(81)

Income befrore income taxes	$25,607	$53,541	$33,974	$5,356